UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BANZAI INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT-SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2024

435 Ericksen Avenue, Suite 250, Bainbridge Island, WA 98110

Tel: (206) 414-1777 • https://www.banzai.io

March [●], 2024

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of Banzai International, Inc. (the “Company”) to be held on March [●], 2024, at 11:30 a.m., Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at https://www.cstproxy.com/banzai/2024, or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/banzai/2024 and entering the control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.

The Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Approving, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Company’s Class A common stock to Yorkville Advisors Global, LP (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated December 14, 2023, by and between Banzai International, Inc. and YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville, as amended by the Supplemental Agreement, dated as of February 5, 2024 (collectively, the “SEPA”), which shares may represent more than 20% of our issued and outstanding Class A common stock and Class B common stock as of the date of the SEPA (“Proposal 1”); and

2.

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

It is important that your shares be represented and voted whether or not you plan to attend the Special Meeting in person. You may submit a proxy to have your shares voted on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Submission of proxies over the Internet, by telephone or by mail will ensure your shares are represented at the Special Meeting. If you do attend the Special Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Joe Davy
Chief Executive Officer

BANZAI INTERNATIONAL, INC.

435 Ericksen Avenue, Suite 250

Bainbridge Island, WA 98110

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held March [●], 2024

NOTICE HEREBY IS GIVEN that the Special Meeting of Stockholders (the “Special Meeting”) of Banzai International, Inc. (the “Company”) will be held on March [●], 2024, at 11:30 a.m., Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at https://www.cstproxy.com/banzai/2024, or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/banzai/2024 and entering the control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.

The Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Approving, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Company’s Class A common stock to Yorkville Advisors Global, LP (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated December 14, 2023, by and between Banzai International, Inc. and YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville, as amended by the Supplemental Agreement, dated as of February 5, 2024 (collectively, the “SEPA”), which shares may represent more than 20% of our issued and outstanding Class A common stock and Class B common stock as of the date of the SEPA (“Proposal 1”); and

3.

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

The board of directors of the Company has fixed the close of business on March 8, 2024 as the record date (the “Record Date”) for determining the stockholders of the Company entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Class A common stock or Class B common stock (collectively, “Common Stock”) on the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date, [17,066,639] shares of the Company’s Common Stock were outstanding and entitled to vote, including [14,755,505] shares of Class A common stock and [2,311,134] shares of Class B common stock.

Enclosed is the proxy statement containing important information about the Special Meeting and the proposals to be voted upon at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors.

Joe Davy

Chief Executive Officer

Bainbridge Island, Washington

March [●], 2024

Important Notice Regarding the Availability of Materials for the Special Meeting of Stockholders to be held on March [●], 2024: This notice of meeting and the accompanying proxy statement are being made available to stockholders on or about March [●], 2024 and are available at

https://www.cstproxy.com/banzai/2024

PLEASE READ THE PROXY STATEMENT CAREFULLY. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT PROXIES TO HAVE YOUR SHARES VOTED ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU SUBMITTED A PROXY BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL UNLESS YOU WISH TO CHANGE YOUR VOTE. STOCKHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE THEIR PROXIES AND VOTE ELECTRONICALLY DURING THE MEETING IF THEY SO DESIRE (AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT).

BANZAI INTERNATIONAL, INC.

435 Ericksen Avenue, Suite 250

Bainbridge Island, WA 98110

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To Be Held March [●], 2024

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at a Special Meeting of Stockholders (the “Special Meeting”) of Banzai International, Inc. (the “Company”) and at any adjournment or postponement thereof. The Special Meeting will be held on March, [●], 2024, at 11:30 a.m., Eastern Time, as a completely virtual meeting, conducted over the internet via live audio webcast with no physical in-person meeting, at https://www.cstproxy.com/banzai/2024, or at such other time, on such other date and at such other place to which the Special Meeting may be adjourned (the “Special Meeting”). You can attend the Special Meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/banzai/2024 and entering the control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.

The Special Meeting will be held for the purpose of considering and voting on the following proposals:

1.

Approving, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), to Yorkville Advisors Global, LP (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated December 14, 2023, by and between Banzai International, Inc. and YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville, as amended by the Supplemental Agreement, dated as of February 5, 2024 (the “Supplemental Agreement,” and collectively, the “SEPA”, as it may be further amended), which shares may represent more than 20% of our issued and outstanding Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), as of the date of the SEPA (“Proposal 1”); and

2.

Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (“Proposal 2”).

When used in this Proxy Statement, the terms the “Company,” “we,” “us,” “our” and “Banzai” refer to Banzai International, Inc.

The Securities and Exchange Commission (“SEC”) rules require us to deliver our proxy materials by mail to all of our stockholders of record as of March 8, 2024 (the “Record Date”). Our proxy materials include the Notice of Special Meeting of Stockholders, this Proxy Statement and the form of proxy card or voting instruction form, and we will mail these proxy materials to stockholders entitled to vote at the meeting on or about March [●], 2024. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://www.cstproxy.com/banzai/2024.

GENERAL INFORMATION ABOUT VOTING

Record Date

As of March 8, 2024, the Record Date for the Special Meeting, [14,755,505] shares of our Class A Common Stock, and [2,311,134] shares of our Class B Common Stock, were issued and outstanding. Only holders of record of our Class A Common Stock or Class B Common Stock (collectively, “Common Stock”) as of the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Banzai International, Inc., 435 Ericksen Avenue, Suite 250, Bainbridge Island, WA 98110 for a period of ten (10) days prior to the Special Meeting.

Quorum

The presence in person (including via live webcast) or by proxy duly authorized of the holders of a majority of the voting power of the Company outstanding on the Record Date and entitled to vote at the Special Meeting shall constitute a quorum for purposes of voting at the Special Meeting. If a quorum is not present, either the chairperson of the meeting or a majority in voting power of the stockholders present in person (including via live webcast) or represented by proxy at the meeting, and entitled to vote on the adjournment, may adjourn the meeting from time to time until a quorum is obtained.

Voting Rights

Each share of Class A Common Stock entitles the holder of record thereof to one vote per share. Each share of Class B Common Stock entitles the holder of record thereof to 10 votes per share. No other securities are entitled to be voted at the Special Meeting. Each stockholder holding Class A Common Stock or Class B Common Stock may vote in person during the Special Meeting or by proxy. Holders of record of shares of Common Stock have the right to vote on all matters brought before the Special Meeting and any adjournment or postponement thereof. Holders of Class A Common Stock and Class B Common Stock will vote together as a single class. Stockholders have no right to cumulative voting as to any matter.

As of the Record Date, our Chief Executive Officer held [3,398] shares of Class A Common Stock and [2,311,134] shares of Class B Common Stock, which shares represent approximately [61.0]% of the total voting power of the Company as of the Record Date.

Voting Procedures

Holders of Record

If your shares of Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record.

If you were a holder of record of our Common Stock as of the close of business on March 8, 2024, the Record Date for the Special Meeting, you may vote with respect to the proposals by attending the Special Meeting and voting electronically during the meeting. For Proposals 1 and 2 you may vote “FOR” or “AGAINST” or you may “ABSTAIN.” You may also vote prior to the Special Meeting in the following ways:

•

Internet: Go to https://www.cstproxy.com/banzai/2024. Enter the control number found next to the label “Control Number” on your proxy card for postal mail recipients or within the body of the email sending you the proxy statement.

•	Phone: Call 1 (866) 894-0536 and follow the instructions. You will need to enter your control number. Follow the interactive voice recording instructions to submit your vote.

•	Mail: Enter voting instructions, sign the proxy form and return the proxy form in the prepaid envelope provided.

If you submit your proxy via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Special Meeting for a vote. You may still attend the Special Meeting and vote electronically during the meeting if you have already voted by proxy.

The shares of Common Stock represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a proxy that has been validly executed and delivered by a record holder of Common Stock, the shares represented by such proxy will be voted: (i) “FOR” Proposal 1, which is the approval of, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the Company’s Class A Common Stock and Class B Common Stock, to Yorkville, pursuant to the SEPA, which shares may represent more than 20% of our issued and outstanding Common Stock as of the date of the SEPA; and (ii) “FOR” Proposal 2, which is the approval of one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

Beneficial Holders

If your shares of Common Stock are held in “street name” in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of such shares and your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares. You are also invited to attend the Special Meeting. However, unless you are the stockholder of record, you may not vote your shares electronically during the Special Meeting unless you request and obtain a valid proxy from your bank, broker or other financial intermediary and present proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership, along with a form of photo identification.

Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Special Meeting. Submitting your proxy now will not prevent you from voting your shares in person (via live webcast) during the Special Meeting if you desire to do so, as your proxy is revocable at your option.

Revocation

You may revoke your proxy by doing any one of the following:

•

Send a later-dated, signed proxy card so that it is received no later than 48 hours before the time appointed for the holding of the Special Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting).

•	Submit a later dated vote by telephone or Internet, because only your latest telephone or Internet vote received by 11:59 p.m. Eastern Time on March [●], 2024 will be counted.

•	Notify our Secretary in writing at 435 Ericksen Avenue, Suite 250, Bainbridge Island, WA 98110, which must be received by the Secretary prior to the vote at the Special Meeting.

•	Attend the Special Meeting, revoke your proxy and vote electronically during the meeting. Simply attending the Special Meeting will not constitute revocation.

Beneficial owners of our Common Stock who are not holders of record and wish to revoke or change their voting direction should contact their bank, broker or other financial intermediary to inquire about how to make that change.

Solicitation and Expenses

Our board of directors is soliciting proxies for use in connection with the Special Meeting and any postponement or adjournment thereof. We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

Required Vote

The approval of each of Proposal 1 and Proposal 2 requires the affirmative vote of the majority of the voting power of our Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote.

Effect of Abstentions & Broker Non-Votes

Brokers holding shares of record in “street name” for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results.

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. With respect to both Proposal 1 and Proposal 2, abstentions will count as a vote “AGAINST” such proposals and broker non-votes, if any, will have no effect on the outcome of such proposals. Properly executed proxies marked “ABSTAIN” will be counted as “present” for purposes of determining the existence of a quorum, whereas broker non-votes will not.

We believe that both of the proposals to be voted on at the Special Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, broker or other financial intermediary will not have discretionary authority to vote the shares you beneficially own at the Special Meeting without your instruction.

NO APPRAISAL OR DISSENTERS’ RIGHTS

The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. We do not guarantee that the transactions and events described herein will happen as described (or that they will happen at all). Forward-looking statements in this proxy statement may include, for example, statements about:

•	our expectations regarding the payment of the remaining amount of the Pre-Paid Advance (as defined below);

•

our expectations regarding our ability, upon stockholder approval of Proposal 1, to raise additional capital pursuant to the SEPA and to issue shares of our Class A Common Stock upon conversion, if any, of the Promissory Notes (as defined below);

•	our expectations regarding our issuing shares and obtaining financing under the SEPA generally;

•	our use of proceeds of the Pre-Paid Advance and any future issuances pursuant to the SEPA;

•	the potential dilutive effects of any future issuances pursuant to the SEPA and upon any conversion of the Promissory Notes;

•	the impact of any future issuances pursuant to the SEPA on prevailing market prices for our Class A Common Stock; and

•	any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in our prospectus filed on November 13, 2023, our registration statement on Form S-4 (together with all amendments thereto) initially filed on August 31, 2023 (and the definitive proxy statement/prospectus contained therein), our registration statement on Form S-1(together with all amendments thereto) initially filed on December 29, 2023, and in other documents we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our Class A Common Stock and Class B Common Stock as of March 8, 2024 for:

•	each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•	each of our named executive officers;

•	each of our directors; and

•	all directors and named executive officers as a group.

Beneficial ownership of our Common Stock is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible within 60 days of March 8, 2024, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Percentage of beneficial ownership is based on [14,755,505] shares of Class A Common Stock and [2,311,134] shares of Class B Common Stock outstanding as of March 8, 2024.

Name and Address of Beneficial Owner†	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Jack Leeney (1)	[5,064,110	]	[29.7	]%
Joseph Davy (2)	[2,314,532	]	[13.6	]%
Simon Baumer (3)	[49,298	]	*	%
Ashley Levesque (4)	[48,822	]	*	%
Rachel Stanley (5)	[47,864	]	*	%
Mason Ward (6)	[2,421,431	]	[14.2	]%
Paula Boggs	[—	]	[—	]
Mark Musburger (7)	[30,731	]	*	%
William Bryant	[26,228	]	*	%
All Directors and Executive Officers of the Company as a Group (9 Individuals)	[10,003,016	]	[58.6	]%
Five Percent or Greater Holders:
7GC & Co. Holdings LLC (1)	[5,064,110	]	[29.7	]%
ALCO Investment Company (6)	[2,421,431	]	[14.2	]%
Estate of Roland A. Linteau, III (8)	[1,573,538	]	[9.2	]%
Entities Affiliated with DNX Partners (9)	[1,251,786	]	[7.3	]%
Cantor Fitzgerald & Co. (10)	[1,113,927	]	[6.5	]%

*	Less than 1%.

†	Unless otherwise noted, the business address of each of the following persons is c/o Banzai International, Inc., 435 Ericksen Ave NE, Suite 250, Bainbridge Island, WA 98110.
(1)

7GC & Co. Holdings LLC (“7GC Holdings”) is the record holder of such shares. VII Co-Invest Sponsor LLC and HC 7GC Partners I LLC are the managing members of 7GC Holdings. VII Co-Invest Sponsor LLC is managed by SP Global Advisors LLC, which is managed by Jack Leeney. Each of Tom Hennessy and Joseph Beck are the managing members of HC 7GC Partners I LLC. As such, each of the foregoing individuals have voting and investment discretion with respect to and may be deemed to have shared beneficial ownership of the Class A Common Stock held of record by 7GC Holdings. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address of 7GC Holdings is 388 Market Street, Suite 1300, San Francisco, CA 94111.

(2)

Consists of [3,398] shares of Class A Common Stock and 2,311,134 shares of Class B Common Stock. Each share of Class B Common Stock entitles its holder to ten votes on all matters presented to our stockholders generally, which will have the effect of concentrating the majority of the aggregate voting power of the Common Stock with Mr. Davy (approximately [61.0]% of the aggregate voting power as of the Record Date).

(3)	Consists of options to purchase 49,298 shares of Class A Common Stock exercisable within 60 days of March 8, 2024.
(4)	Consists of [10,705] shares of Class A Common Stock and options to purchase 38,117 shares of Class A Common Stock exercisable within 60 days of March 8, 2024.
(5)	Consists of [5,992] shares of Class A Common Stock and options to purchase 41,872 shares of Class A Common Stock exercisable within 60 days of March 8, 2024.
(6)

Consists of 25,170 shares of Class A Common Stock held directly by Mason Ward and 2,396,261 shares of Class A Common Stock held directly by Alco Investment Company (“Alco”). Mr. Ward is the Chief Financial Officer of Alco and, in such capacity, has voting and investment control over the shares held by Alco such that Mason Ward may be deemed to indirectly beneficially own the shares owned directly by Alco. The address of Alco is 33930 Weyerhaeuser Way S., Suite 150, Federal Way, Washington 98001.

(7)	Consists of options to purchase 30,731 shares of Class A Common Stock exercisable within 60 days of March 8, 2024.
(8)	The address of Estate of Roland A. Linteau III is c/o Justin D. Williams, 7320 Six Forks Road, Suite 100, Raleigh, North Carolina 27615.
(9)

Consists of (i) 916,289 shares of Class A Common Stock held by DNX Partners III, LP (“DNX III”), (ii) 320,645 shares of Class A Common Stock held by DNX Partners Japan III, LP (“DNX Japan III”) and (iii) 14,852 shares of Class A Common Stock held by DNX Partners S-III, LP (“DNX S-III”). DNX, LLC (“DNX III LLC”) is the general partner of DNX III and DNX Japan III, and DNX Partners S3, LLC (“DNX S3”) is the general partner of DNX S-III. Mitch Kitamura is the Managing Partner of DNX Partners and a Manager of each of DNX III LLC and DNX S3 and, in such capacity, has voting and investment control over the shares held by DNX III, DNX Japan III and DNX S-III such that Mr. Kitamura may be deemed to indirectly beneficially own the shares owned directly by DNX III, DNX Japan III and DNX S-III. The address of DNX III, DNX Japan III and DNX S-III is 55 East 3rd Avenue, San Mateo, California 94401.

(10)

Based upon a Schedule 13G filed with the SEC on February 12, 2024 by Cantor Fitzgerald & Co. (“CF&CO”), Cantor Fitzgerald Securities, Cantor Fitzgerald, L.P., CF Group Management, Inc. and Howard W. Lutnick reporting shared voting and dispositive power with respect to and beneficial ownership of 1,113,927 shares of Class A Common Stock. Cantor Fitzgerald Securities (“CFS”) controls the managing general partner of CF&CO. Cantor Fitzgerald, L.P. (“CFLP”) indirectly controls each of CFS and CF&CO. CFLP is controlled by CF Group Management, Inc. (“CFGM”), its managing general partner. Mr. Howard Lutnick is the Chairman and Chief Executive Officer of CFGM and also the trustee of CFGM’s sole stockholder and therefore controls CFGM. As such, each of CFS, CFLP, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CF&CO. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The address of each of the reporting persons is 110 East 59th Street, New York, New York 10022.

PROPOSAL 1 - APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES 5635(B) AND 5635(D), OF THE ISSUANCE TO YORKVILLE OF SHARES OF OUR CLASS A COMMON STOCK IN EXCESS OF THE EXCHANGE CAP

At the Special Meeting, our stockholders will be asked to approve, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of our Class A Common Stock to Yorkville pursuant to the SEPA, which shares may represent more than 20% of our issued and outstanding Common Stock as of December 14, 2024.

Standby Equity Purchase Agreement

As previously disclosed, on December 14, 2023 (the “SEPA Effective Date”), we entered into the SEPA with an entity managed by Yorkville. Pursuant to the SEPA, we have the option (but not the obligation) to sell to Yorkville, and Yorkville is required to subscribe for, an aggregate amount of up to $100 million of shares of our Class A Common Stock, at our request at any time, from time to time, until the 36-month anniversary of the SEPA Effective Date, subject to the terms and conditions of the SEPA, including certain beneficial ownership limitations described in the SEPA and the Exchange Cap (as defined below).

Each purchase that we request Yorkville make pursuant to the SEPA (each, a “Company Advance”) may be for a number of shares of Class A Common Stock not to exceed the greater of (i) 500,000 shares of Class A Common Stock or (ii) 100% of the average daily volume weighted average price of the Class A Common Stock as reported by Bloomberg L.P. (“VWAP”) traded during the five trading days immediately preceding a Company Advance. For so long as any Promissory Note remains outstanding, Yorkville may also require the Company to issue a Company Advance under the SEPA (each an “Investor Advance,” and collectively with all Company Advances, the “Advances”) for such number of shares of Class A Common Stock as is requested by the Investor, subject to the terms and conditions of the SEPA, including certain beneficial ownership limitations described in the SEPA and the Exchange Cap (as defined below), and provided that the proceeds from the sale and issuance of any such shares are first applied toward the outstanding principal amount under one or more Promissory Notes (as defined below).

In addition to our raising capital through the Advances, Yorkville agreed to advance us an aggregate principal amount of up to $3.5 million, which amount was increased to $4.5 million (the “Pre-Paid Advance”) on February 5, 2024 pursuant to the Supplemental Agreement, in exchange for our issuance to Yorkville of promissory notes that are convertible into shares of our Class A Common Stock (the “Promissory Notes”). We received $2.0 million of the Pre-Paid Advance on the SEPA Effective Date, an additional Pre-Paid Advance in the amount of $1.0 million on February 5, 2024, and the remaining $1.5 million of the Pre-Paid Advance will be funded when we obtain stockholder approval of the issuance of any shares to Yorkville pursuant to the SEPA, including upon conversion of the Promissory Notes, representing more than 19.99% of the aggregate number of shares of our Common Stock or voting power issued and outstanding as of the SEPA Effective Date (the “Exchange Cap”). As of the Record Date, [●] shares of Class A Common Stock had been issued upon conversion of the Promissory Notes and the aggregate principal amount remaining outstanding under the Promissory Notes was [●].

The foregoing descriptions of the SEPA, the Supplemental Agreement and the Promissory Notes are not complete and are qualified in their entirety by reference to the SEPA, the Supplemental Agreement and the Promissory Notes, which are filed as exhibits to our Current Reports on Form 8-K filed with the SEC on December 18, 2023, December 20, 2023 and February 8, 2024.

Nasdaq Stockholder Approval Requirements

We are subject to the rules and regulations of the Nasdaq Stock Market (“Nasdaq”) because our Class A Common Stock is listed on Nasdaq. Accordingly, in addition to the contractual obligations and conditions described above, we are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(b) and 5635(d).

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities that will result in a change of control of a listed company, which for purposes of Nasdaq Listing Rule 5635(b) is generally deemed to occur when an investor or investor group acquires or has the right to acquire 20% or more of a company’s outstanding common stock or voting power and such ownership or voting power would be the largest ownership position. However, even if the issuances contemplated by the SEPA and Promissory Notes do not result in Yorkville having the largest ownership position in the Company, that fact alone may not be dispositive. Nasdaq ultimately considers all facts and circumstances concerning a transaction to determine if a change of control has occurred, including whether there are any other relationships or agreements between the company and the investor or group. Stockholders should note that a “change of control” as described under Nasdaq Listing Rule 5635(b) applies only with respect to the application of this rule and does not constitute a “change of control” for purposes of Delaware law, our organizational documents or any other purpose.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is also required prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price (as defined below). For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of our Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of our Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Reasons for Approval

We are requesting our stockholders approve this Proposal 1 because, under certain circumstances, (i) it is possible that Nasdaq will determine that a change of control has occurred following an issuance of our Class A Common Stock to Yorkville pursuant to the SEPA or upon conversion of the Promissory Notes (even if the issuance does not result in Yorkville having the largest ownership or voting position in the Company) or (ii) we may need to issue shares of Class A Common Stock to Yorkville pursuant to the SEPA in excess of the Exchange Cap at a price that is less than the Minimum Price. In either case, we would not be able to complete such issuances without stockholder approval pursuant to Nasdaq Listing Rules 5635(b) or 5635(d), as applicable.

In addition to seeking stockholder approval of this Proposal 1 to comply with Nasdaq Listing Rules 5635(b) and 5635(d), as described above, the SEPA requires that we obtain stockholder approval of the issuance of any shares of our Class A Common Stock to Yorkville pursuant to the SEPA in excess of the Exchange Cap as a condition to our receiving the final installment of the Pre-Paid Advance in the amount of $1.5 million.

If this Proposal 1 is approved, the limitations of the Exchange Cap described in our agreements with Yorkville and the limitations of Nasdaq Listing Rules 5635(b) and 5635(d) will no longer apply. We expect that, upon approval, we will (i) receive the final $1.5 million of the Pre-Paid Advance (and issue a convertible Promissory Note in exchange therefor), (ii) be able to continue to raise capital by issuing shares of our Class A Common Stock pursuant to the SEPA without the limitations of Nasdaq Listing Rules 5635(b) or 5635(d), and (iii) be able to issue shares of our Class A Common Stock to Yorkville upon its election to convert some or all of its Promissory Notes without the limitations of Nasdaq Listing Rules 5635(b) or 5635(d). However, even if Proposal 1 is approved, any issuances to Yorkville pursuant to the SEPA would remain subject to the beneficial ownership limitations and other terms and conditions described therein, and we may choose not to raise capital under the SEPA.

Our board of directors has determined that it is in our best interests and the best interests of our stockholders to approve this Proposal 1, because being able to sell shares of Class A Common Stock to Yorkville under the SEPA in excess of the Exchange Cap and the additional $1.5 million of the Pre-Paid Advance will provide us with reliable sources of capital for potential acquisitions, working capital and general corporate purposes. It is also in our best interests to be able to fulfill our obligations to Yorkville under the Promissory Notes to issue to Yorkville shares of our Class A Common Stock in the event that Yorkville elects to convert some or all of the Promissory Notes. Accordingly, our board of directors believes that providing the Company the flexibility to issue shares of Class A Common Stock in excess of the Exchange Cap is advisable and in the best interests of the Company and our stockholders.

Dilution and Potential Adverse Impact of Approval of this Proposal 1

The issuances of shares of Class A Common Stock under the SEPA and upon conversion of the Promissory Notes, including any shares that may be issued in excess of the Exchange Cap, will result in an increase in the number of shares of Class A Common Stock outstanding and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. For example, assuming that (a) we issue and sell the full $100 million of shares of Class A Common Stock under the SEPA to Yorkville, (b) no beneficial ownership limitations apply, and (c) the issue price for such sales is $1.00 or $3.00 per share, such additional issuances would represent in the aggregate approximately 100,000,000 or 33,333,333 additional shares of Class A Common Stock, respectively, or approximately [●]% or [●]% of the total number of shares of Class A Common Stock outstanding as of the Record Date, after giving effect to such issuance. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Class A Common Stock to decline.

As of the Record Date, [●] shares of Class A Common Stock had been issued upon conversion of the Promissory Notes and the aggregate principal amount remaining outstanding under the Promissory Notes was [●]. Based on the total number of shares outstanding and the conversion price of $[●] per share as of the Record Date, up to [●] additional shares of Class A Common Stock may be issued assuming full conversion (and no adjustments to the conversion price) of the Promissory Notes, which would reflect approximately [●]% of the outstanding shares of our Class A Common Stock as of the Record Date after giving effect to such issuances.

However, we cannot predict the substance of any future Advances or the market price of our Class A Common Stock at any future date and, therefore, we cannot predict the actual number of shares of Class A Common Stock that will be issued under the SEPA or upon conversion of any Promissory Notes. Because the number of shares of Class A Common Stock that may be issued to Yorkville pursuant to the SEPA and upon conversion of the Promissory Notes is determined based on the market price at the time of issuance, the exact magnitude of the dilutive effect cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

If Proposal 1 is Not Approved

If stockholder approval is not obtained for this Proposal 1, we might not receive from Yorkville the remaining amount of the Pre-Paid Advance of $1.5 million and we may be required to incur additional costs in order to hold additional stockholder meetings to seek such approval. In addition, we will not be able to continue to raise capital through the issuance of shares pursuant to the SEPA, or issue shares of Class A Common Stock upon Yorkville’s election to convert some or all of the Promissory Notes, if Nasdaq determines a change of control will occur per Nasdaq Listing Rule 5635(b) or if any such issuance(s) exceed the Exchange Cap and the applicable purchase price is less than the Minimum Price per Nasdaq Listing Rule 5635(d).

If we do not receive the final installment of the Pre-Paid Advance and are limited in our ability to raise additional capital under the SEPA, we may not be able to continue to operate, or may not be able to execute on our strategic plans or potential acquisitions. In addition, we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all, and failure to obtain stockholder approval of this Proposal 1 may discourage future investors from engaging in future financings with us. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders.

Interests of the Company’s Directors and Officers

None of our directors or officers have an interest in this Proposal 1.

Required Vote of Stockholders

Approval of this Proposal 1 requires the affirmative vote of the majority of the voting power of our Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote. As of the Record Date, our Chief Executive Officer held [3,398] shares of Class A Common Stock and [2,311,134] shares of Class B Common Stock, which shares represent approximately [61.0]% of the total voting power of the Company as of the Record Date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL 2 - APPROVAL TO ADJOURN THE SPECIAL MEETING IF NECESSARY TO SOLICIT ADDITIONAL PROXIES

Although it is not expected, our stockholders may be asked at the Special Meeting to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1. The chairperson will have the discretion to decide whether or not to submit this Proposal 2 to the stockholders.

Any such adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, whether or not a quorum exists.

Required Vote of Stockholders

Approval of this Proposal 2 requires the affirmative vote of the majority of the voting power of our Common Stock present in person (including via live webcast) or represented by proxy and entitled to vote. As of the Record Date, our Chief Executive Officer held [3,398] shares of Class A Common Stock and [2,311,134] shares of Class B Common Stock, which shares represent approximately [61.0]% of the total voting power of the Company as of the Record Date.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Our 2024 Annual Meeting of Stockholders will be our first annual meeting following our business combination and will be held at a future date to be determined on or prior to December 31, 2024.

Stockholder proposals may be included in our proxy statement and form of proxy for the 2024 Annual Meeting of Stockholders so long as they are provided to us on a timely basis and satisfy the other conditions set forth in Rule 14a-8 under the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered timely pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy, we must receive the proposal a reasonable time before we deliver our proxy materials to stockholders. Submitting a stockholder proposal does not guarantee that it will be included in our proxy statement and form of proxy.

Other than proposals sought to be included in our proxy materials pursuant to Rule 14(a)-8 under the Exchange Act, for business to be properly brought before the 2024 Annual Meeting of Stockholders, we must receive your written notice not earlier than the close of business on the 120th day prior to the meeting and not later than the close of business on the later of (i) the 90th day prior to the meeting and (ii) the 10th day following the day we first publicly announce the meeting date.

Stockholders are advised to review our bylaws for additional requirements and other information regarding submission of stockholder proposals. Stockholder proposals should be addressed to our Secretary at Banzai International, Inc., 435 Ericksen Avenue, Suite 250, Bainbridge Island, WA 98110

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Banzai via the SEC’s website, which contains reports, proxy statements and other information, at https://www.sec.gov.

This proxy statement is available without charge to our stockholders upon written or oral request. If you would like additional copies of this proxy statement or need to obtain proxy cards, or if you have questions about the proposals to be presented at the Special Meeting or other information related to this proxy statement, you should contact us in writing at Banzai International, Inc., Attention: Secretary, 435 Ericksen Avenue, Suite 250, Bainbridge Island, WA 98110 or by telephone at (206) 414-1777. You will not be charged for any of the documents that you request. You may also obtain this proxy statement on our website at https://ir.banzai.io/financial-information/sec-filings.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than [●], 2024.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Unless contrary instructions are received, we may send a single copy of the Proxy Statement and Notice of Special Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as “householding” and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of proxy materials for the Special Meeting or in the future, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of proxy materials, follow the instructions below:

1.

If your shares are registered in your own name, please notify us in writing of such request at Banzai International, Inc., Attention: Secretary, 435 Ericksen Avenue, Suite 250, Bainbridge Island, WA 98110 or by telephone at (206) 414-1777.

2.	If a bank, broker or other financial intermediary holds your shares, please contact your bank, broker or other financial intermediary directly.

PRELIMINARY PROXY MATERIALS-SUBJECT TO COMPLETION, DATED FEBRUARY 28, 2024

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone–QUICK EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BANZAI INTERNATIONAL, INC.	Your vote by Internet or Telephone authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted by Telephone or electronically over the Internet must be received by 11:59 p.m., Eastern Time, on March [•], 2024

INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: https://www.cstproxy.com/banzai/2024

PHONE – 1 (866) 894-0536 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD
IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.	Please mark your votes like this

Proposal 1 — Approving, for purposes of Nasdaq Listing Rules 5635(b) and 5635(d), the issuance of shares of the	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2 — Approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

				FOR ☐	AGAINST ☐	ABSTAIN ☐

Company’s Class A common stock to Yorkville Advisors Global, LP (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated December 14, 2023, by and between Banzai International, Inc. and YA II PN, LTD, a Cayman Islands exempt limited partnership managed by Yorkville, as amended by the Supplemental Agreement, dated as of February 5, 2024 (collectively, the “SEPA”), which shares may represent more than 20% of the Company’s issued and outstanding Class A common stock and Class B common stock as of the date of the SEPA (“Proposal 1”).

CONTROL NUMBER

Signature_________________________________Signature, if held jointly__________________________________Date___________, 2024
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy

Materials for the Special Meeting of Stockholders

of Banzai International, Inc. to be held on

March [●], 2024

The Notice of Special Meeting and Proxy Statement

are available at: https://www.cstproxy.com/banzai/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BANZAI INTERNATIONAL, INC.

The undersigned appoints Joe Davy and Ashley Levesque, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock and/or Class B common stock of Banzai International, Inc. (the “Company”) held of record by the undersigned at the close of business on March 8, 2024 at the Special Meeting of Stockholders of the Company to be held on March [•], 2024 at 11:30 a.m., Eastern Time, as a completely virtual meeting, at https://www.cstproxy.com/banzai/2024, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

(Continued and to be marked, dated and signed, on the other side)